As filed with the Securities and Exchange Commission on May 31, 2001.

                                                    Registration No.
                                                                     ---------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                               ------------------

                            ERESEARCHTECHNOLOGY, INC.
               (Exact name of issuer as specified in its charter)

        Delaware                                        22-3264604
(State of incorporation)                   (I.R.S. Employer Identification No.)

                  30 South 17th Street, Philadelphia, PA 19103
                    (Address of Principal Executive Offices)

                          ----------------------------
                            ERESEARCHTECHNOLOGY, INC.
                             1996 STOCK OPTION PLAN
                            (Full title of the plan)
                          ----------------------------

                             Joseph A. Esposito, CEO
                            eResearchTechnology, Inc.
                              30 South 17th Street
                             Philadelphia, PA 19103
                                 (215) 972-0420
            (Name, address and telephone number of agent for service)

                                   Copies to:
                             James H. Carll, Esquire
                                Archer & Greiner
                              One Centennial Square
                              Haddonfield, NJ 08033
                                 (609) 795-2121
                          -----------------------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
                                                                Proposed               Proposed
Title of                                                        maximum                maximum
Securities                                                      offering               aggregate            Amount of
to be                               Amount to be                price per              offering             Registration
Registered                          Registered(1)               share(2)               price                Fee
--------------------------------------------------------------------------------------------------------------------------
Common Shares
Par value $.01 per share            300,000 shares              $5.50                  $1,650,000           $412.50
--------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a), this Registration Statement includes such additional shares of Common Stock as may be issuable by virtue of the anti-dilution provisions of the 1996 Stock Option Plan.

(2) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee, based upon the average of the high and low sale prices reported on the NASDAQ National Market System on May 25, 2001.

         Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement becomes effective. These securities are being registered pursuant to Rule 415.

         This Registration Statement on Form S-8 is being filed to register, pursuant to the Securities Act of 1933, as amended, 300,000 additional shares of the Common Stock of eResearchTechnology, Inc., a Delaware corporation (the "Company"), issuable pursuant to the eResearchTechnology, Inc. 1996 Stock Option Plan. The contents of Registration Statements on Forms S-8, File Nos. 333-26471 and 333-80121, previously filed by the Company with the Securities and Exchange Commission, are incorporated by reference in this Registration Statement and made a part hereof.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.
         ---------

         The following Exhibits are filed with this Registration Statement or, as indicated, incorporated by reference:

         Exhibit No.      Description
         -----------      -----------

             4.1 eResearchTechnology, Inc. 1996 Stock Option Plan (incorporated by reference to Exhibit 10.7 to the Registration Statement on Forms S-1, File No. 333-17001).

             4.2 Amendment No. 1 to 1996 Stock Option Plan (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8, File No. 333-80121).

             4.3          Amendment No. 2 to 1996 Stock Option Plan.

              5 Opinion of Archer & Greiner, P.C. as to legality of securities to be registered

             23.1         Consent of Archer & Greiner,
                          P.C., included in their opinion as Exhibit 5

             23.2         Consent of Arthur Andersen LLP

             24           Power of Attorney (contained on
                             signature page)




                           [INTENTIONALLY LEFT BLANK]

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on this 31st day of May, 2001.


                                             ERESEARCHTECHNOLOGY, INC.


                                             By: /s/ Joel Morganroth, M.D.
                                                --------------------------------
                                                     Joel Morganroth, M.D.,
                                                     Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Each person whose signature to this Registration Statement appears below hereby appoints Joel Morganroth, M.D., Joseph Esposito and Bruce Johnson, and each of them, any one of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf individually and in the capacity stated below and to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as a part of or in connection with this Registration Statement or the amendments thereto, and such attorney-in-fact may make such changes and additions to this Registration Statement as he may deem necessary or appropriate.


Signature                            Capacity                       Date
---------                            --------                       ----

/s/Joseph Esposito                   President and Chief            May 31, 2001
------------------------------       Executive Officer and
Joseph Esposito                      Director (Principal
                                     executive officer)

/s/Bruce Johnson                     Sr. Vice President - Chief     May 31, 2001
------------------------------       Financial Officer
Bruce Johnson                        (Principal financial and
                                     accounting officer)

/s/Joel Morganroth, M.D.             Chairman of the Board          May 31, 2001
------------------------             and Director
Joel Morganroth, M.D.

/s/Sheldon Bonovitz                  Director                       May 31, 2001
-------------------------------
Sheldon Bonovitz

/s/James Gale                        Director                       May 31, 2001
-------------------------------
James Gale

/s/Arthur Hull Hayes, Jr., M.D.      Director                       May 31, 2001
-------------------------------
Arthur Hull Hayes, Jr., M.D.

/s/Jerry D. Lee                      Director                       May 31, 2001
-------------------------------
Jerry D. Lee

/s/Howard D. Ross                    Director                       May 31, 2001
-------------------------------
Howard D. Ross

/s/John Ryan                         Director                       May 31, 2001
-------------------------------
John Ryan

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.               Description                                  Page No.
-----------               -----------                                  --------


  4.3              Amendment No. 2 to 1996
                   Stock Option Plan                                     R-7

  5                Opinion of Archer & Greiner, P.C.
                   as to legality of securities to be registered
                   (with consent included)                               R-8

 23.2              Consent of Arthur Andersen LLP                        R-9